SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): July 20, 2000

                            RSL Communications, Ltd.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Bermuda                      333-25749                   N/A
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                                 Clarendon House
                                  Church Street
                             Hamilton HM CX Bermuda
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (441) 295-2832
                         -------------------------------
                         (Registrant's telephone number)

ITEM 5. OTHER EVENTS

In a press release dated July 20, 2000, RSL Communications, Ltd., a Bermuda corporation (the "Company"), announced that it had obtained a $100 million line of credit from Ronald S. Lauder, the Company's Chairman of the Board and principal shareholder.

A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated July 20, 2000.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RSL COMMUNICATIONS, LTD.


Date: July 20, 2000                       By /s/ Avery S. Fischer
                                          --------------------------------------
                                          Name:  Avery S. Fischer
                                          Title: Vice President of Legal Affairs
                                                 and General Counsel

Exhibit Index

99.1 Press Release dated July 20, 2000.